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                              United States
                     Securities and Exchange Commission
                          Washington, D.C. 20549




                               FORM 8-K


                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  August 14, 2002



                           AUTO-GRAPHICS, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

       California                 0-4431               95-2105641
   -------------------         -----------           ---------------
     State or Other            Commission            I.R.S. Employer
      Jurisdiction             File Number           Identification
    of Incorporation                                     Number


      3201 Temple Avenue
      Pomona, California                         91768-3200
   ------------------------                     ------------
     Address of Principal                         Zip Code
      Executive Offices


Registrant's telephone number: (909) 595-7204
                              ----------------


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                                 FORM 8-K



ITEM 7.   Exhibits

Exhibit 1: Certification of Robert S. Cope, President pursuant to Section 1350, Chapter 63 of Title 18, United States Code adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

Exhibit 2: Certification of Daniel E. Luebben, Chief Financial Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.


ITEM 9.   Regulation FD Disclosure

Certifications of the President and Chief Financial Officer filed under Regulation FD pursuant to Section 1350, Chapter 63 of Title 18, United States Code adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002 and accompanies the Registrant's Quarterly Report on Form 10-Q for the period ended June 30, 2002.

Information furnished in this Form 8-K is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933 or the Exchange Act of 1934 or if such subsequent filing specifically references Item 9 of this Form 8-K.

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                                 FORM 8-K



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AUTO-GRAPHICS, INC.
                                      (Registrant)



Date:  August 14, 2002             By:  /s/ Robert S. Cope
     -------------------           ----------------------------------
                                   Robert S. Cope
                                   President



Date:  August 14, 2002             By:  /s/ Daniel E. Luebben
     -------------------           ----------------------------------
                                   Daniel E. Luebben
                                   Chief Financial Officer
                                     and Secretary